Borrowings - Schedule of Maturities of Other Borrowings (Detail) - Other Borrowings [Member] $ in Thousands	Dec. 31, 2019 USD ($)
Debt Instrument [Line Items]
2020	$ 1,665
2021	1,258
2022	946
2023	707
2024 and beyond	1,754
Long term Debt, Total	$ 6,330
Weighted Average Interest Rate, 2020	1.84%
Weighted Average Interest Rate, 2021	1.85%
Weighted Average Interest Rate, 2022	1.86%
Weighted Average Interest Rate, 2023	1.87%
Weighted Average Interest Rate, 2024 and beyond	1.94%
Total	1.88%